UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 15, 2011
GAIN CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600

(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)
Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)
(908) 731-0700
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     GAIN Capital Holdings, Inc.’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”) was held at the Bridgewater Marriot, 700 Commons Way, Bridgewater, New Jersey 08807, on Wednesday June 15, 2011. At the Annual Meeting, the following matters were submitted to a vote of stockholders:
• the election of three (3) Class I directors to serve until the 2014 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;
• the advisory vote on the compensation of the Company’s named executive officers;
• the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers;
• the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.
     At the close of business on April 18, 2011, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 34,517,141 shares of the Company’s Common Stock, outstanding and entitled to vote at the Annual Meeting. The holders of 28,698,729 shares of the Company’s Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.
     At the Annual Meeting, all of the Class I directors were elected and all other proposals submitted to stockholders were approved. With respect to the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers, the Company’s stockholders selected every three years as the frequency.
     Proposal 1. Election of Directors
     The vote with respect to the election of the Class I directors was as follows:

				BROKER
	FOR	AGAINST	WITHHELD	NON-VOTES
Peter Quick	27,887,042	0	19,964	791,723
Glenn H. Stevens	27,869,374	0	37,632	791,723
Thomas Bevilacqua	27,889,303	0	17,703	791,723
     Proposal 2. Advisory Vote on the Compensation of the Company’s Named Executive Officers
     The vote with respect to the advisory vote on the compensation of the Company’s named executive officers was as follows:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
27,867,193	15,192	24,621	791,723
     Proposal 3. Advisory Vote on the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers

     The Company’s stockholders recommended, on an advisory basis, that the frequency of the stockholder vote on the compensation of the Company’s named executive officers, as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, occur every three years, and the votes for each option are set forth in the table below:

				BROKER
1 YEAR	2 YEARS	3 YEARS	ABSTAIN	NON-VOTES
4,801,926	149,590	22,955,490	0	791,723
     In accordance with the results of the advisory vote, the Board of Directors of the Company has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every three years.
     Proposal 4. Ratification of Selection of Independent Registered Public Accounting Firm
     The vote with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 was as follows:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
28,675,645	23,084	0	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN CAPITAL HOLDINGS, INC.
Dated: June 16, 2011	By:	/s/ Henry Lyons
		Name:	Henry Lyons
		Title:	Chief Financial Officer and Treasurer